News from

Buckeye

Contacts:                      Steve Dean, Exec. Vice President
and Chief Financial Officer
901-320-8352

Eric Whaley
Investor Relations
901-320-8509
Website:  www.bkitech.com

BUCKEYE TECHNOLOGIES THIRD QUARTER 2013 EARNINGS RESULTS CANCELLED

MEMPHIS, TN April 26, 2013 – Buckeye Technologies Inc. (NYSE:BKI) Due to the pending acquisition of Buckeye Technologies Inc. by Georgia-Pacific LLC, Buckeye has cancelled the conference call scheduled for Wednesday, May 1, 2013 at 10:00 a.m. Central (11:00 Eastern) to discuss third quarter 2013 results.